Exhibit 10.18(h)
AMENDMENT No. 8 TO LETTER OF AGREEMENT DCT-026/2003
This Amendment No. 8 to Letter of Agreement DCT-026/2003, dated as of December 14th, 2009 (“Amendment 8”) relates to Letter Agreement DCT-026/2003 between Embraer — Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Letter Agreement”). This Amendment 8 is between Embraer and Buyer, collectively referred to herein as the “Parties”.
This Amendment 8 sets forth the further agreement between Embraer and Buyer relative to changes to Article 7 of the Letter Agreement. All capitalized terms used in this Amendment 8 and not defined herein shall have the meaning given in the Purchase Agreement, and in case of any conflict between this Amendment 8 and the Letter Agreement, the terms of this Amendment 8 shall control.
Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	Changes to Article 7 of Letter Agreement
Article 7.1 of the Letter Agreement shall be deleted and replaced as follows:
[***].

2.	Special concession
A new Article 11 shall be added to the Letter Agreement as follows:
11. Termination Rights: Buyer shall have the right to cancel 5 Firm Aircraft provided that (i) the Contractual Delivery Month of such Aircraft are in 2012 or later, (ii) [***], and (iii) no more then 2 Aircraft shall be canceled in any one year.

3.	[***]
A new Article 12 shall be added to the Letter Agreement as follows:
[***].

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No 8 to the LA DCT-026/2003	Page 1 of 2

All other terms and conditions of the Letter Agreement, which are not specifically amended by this Amendment 8, shall remain in full force and effect without any change.
IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 8 to the Letter Agreement to be effective as of the date first written above.

Embraer — Empresa Brasileira		JetBlue Airways Corporation
de Aeronáutica S.A.

By	: /s/ Mauro Kern Junior	By	: /s/ Mark D. Powers

Name	: Mauro Kern Junior	Name	: Mark D. Powers

Title	: Executive Vice President	Title	:SVP Treasurer

Airline Market

By	: /s/ Eduardo Munhos de Campos

Name	: Eduardo Munhos de Campos

Title	: Vice-President Contracts

Airline Market

Date:		Date	: 12/14/09

Place	:	Place	: Forest Hills, NY

Witness	: /s/ Sandra Boelter de Bestos	Witness	: /s/ James Ferri

Name	: Sandra Boelter de Bestos	Name	: James Ferri

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No 8 to the LA DCT-026/2003	Page 2 of 2